Cincinnati Financial Corporation
Supplemental Financial Data
for the period ending June 30, 2011

6200 South Gilmore Road
Fairfield, Ohio 45014-5141
www.cinfin.com

Investor Contact:	Media Contact:	Shareholder Contact:
Dennis E. McDaniel	Joan O. Shevchik	Jerry L. Litton
(513) 870-2768	(513) 603-5323	(513) 870-2639

Insurer Financial Strength	A.M. Best	Fitch	Moody’s	Standard & Poor’s

Cincinnati Financial Corporation
Corporate Debt	a	BBB+	A3	BBB

The Cincinnati Insurance Companies
Insurer Financial Strength

Property Casualty Group
Standard Market Subsidiaries:	A+	–	A1	A
The Cincinnati Insurance Company	A+	A+	A1	A
The Cincinnati Indemnity Company	A+	A+	A1	A
The Cincinnati Casualty Company	A+	A+	A1	A
Surplus Lines Subsidiary:
The Cincinnati Specialty Underwriters Insurance Company	A	–	–	–

The Cincinnati Life Insurance Company	A	A+	–	A

Ratings are as of July 26, 2011, under continuous review and subject to change and/or affirmation. For the current ratings, select Financial Strength Ratings on www.cinfin.com.

The consolidated financial statements and financial exhibits that follow are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes included with our periodic filings with the U.S. Securities and Exchange Commission. The results of operations for interim periods may not be indicative of results to be expected for the full year.

Cincinnati Financial Corporation
Supplemental Financial Data
Second Quarter 2011

Definitions of Non-GAAP Information and
Reconciliation to Comparable GAAP Measures

Cincinnati Financial Corporation prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual and therefore is not reconciled to GAAP data.

Management uses certain non-GAAP and non-statutory financial measures to evaluate its primary business areas – property casualty insurance, life insurance and investments. Management uses these measures when analyzing both GAAP and non-GAAP measures to improve its understanding of trends in the underlying business and to help avoid incorrect or misleading assumptions and conclusions about the success or failure of company strategies. Management adjustments to GAAP measures generally: apply to non-recurring events that are unrelated to business performance and distort short-term results; involve values that fluctuate based on events outside of management’s control; or relate to accounting refinements that affect comparability between periods, creating a need to analyze data on the same basis.

•
Operating income: Operating income is calculated by excluding net realized investment gains and losses (defined as realized investment gains and losses after applicable federal and state income taxes) from net income. Management evaluates operating income to measure the success of pricing, rate and underwriting strategies. While realized investment gains (or losses) are integral to the company’s insurance operations over the long term, the determination to realize investment gains or losses in any period may be subject to management’s discretion and is independent of the insurance underwriting process. Also, under applicable GAAP accounting requirements, gains and losses can be recognized from certain changes in market values of securities without actual realization. Management believes that the level of realized investment gains or losses for any particular period, while it may be material, may not fully indicate the performance of ongoing underlying business operations in that period.

For these reasons, many investors and shareholders consider operating income to be one of the more meaningful measures for evaluating insurance company performance. Equity analysts who report on the insurance industry and the company generally focus on this metric in their analyses. The company presents operating income so that all investors have what management believes to be a useful supplement to GAAP information.
•
Statutory accounting rules: For public reporting, insurance companies prepare financial statements in accordance with GAAP. However, insurers also must calculate certain data according to statutory accounting rules as defined in the NAIC’s Accounting Practices and Procedures Manual, which may be, and has been, modified by various state insurance departments. Statutory data is publicly available, and various organizations use it to calculate aggregate industry data, study industry trends and compare insurance companies.

•
Written premium: Under statutory accounting rules, property casualty written premium is the amount recorded for policies issued and recognized on an annualized basis at the effective date of the policy. Management analyzes trends in written premium to assess business efforts. Earned premium, used in both statutory and GAAP accounting, is calculated ratably over the policy term. The difference between written and earned premium is unearned premium.

CINF Second-Quarter 2011 Supplemental Financial Data

Cincinnati Financial Corporation
Quick Reference - Second Quarter 2011
(all data shown is for the three months ended or as of June 30, 2011)

		Year over year
	6/30/2011	change %
Revenues:

Commercial lines net written premiums	$537	1
Personal lines net written premiums	210	3
Excess & surplus lines net written premiums	21	62
Property casualty net written premiums	768	3
Life and accident and health net written premiums	48	9
Annuity net written premiums	29	(43)
Life, annuity and accident and health net written premiums	77	(19)
Commercial lines net earned premiums	533	(1)
Personal lines net earned premiums	180	1
Excess & surplus lines net earned premiums	17	55
Property casualty net earned premiums	730	0
Fee revenue	1	0
Life and accident and health net earned premiums	43	8
Investment income	132	2
Realized gains on investments	67	nm
Other revenue	2	0
Total revenues	975	11

Income:

Operating loss	$(93)	nm
Net realized investment gains and losses	44	nm
Net loss	(49)	nm

Per share (diluted):

Operating loss	$(0.57)	nm
Net realized investment gains and losses	0.27	nm
Net loss	(0.30)	nm
Book value	31.01	6
Weighted average shares	163,068,516	0

CINF Second-Quarter 2011 Supplemental Financial Data

Cincinnati Financial Corporation
Quick Reference - Second Quarter 2011
(all data shown is for the three months ended or as of June 30, 2011)

	6/30/2011	Year over year change %

Benefits and expenses:

Commercial lines loss and loss expenses	$483	27
Personal lines loss and loss expenses	269	65
Excess & surplus lines loss and loss expenses	7	(36)
Life and accident and health losses and policy benefits	44	2
Underwriting, acquisition and insurance expenses	251	2
Other operating expenses	6	100
Interest expenses	14	8
Total benefits & expenses	1,072	25
Loss before income taxes	(97)	nm
Total income tax	(48)	nm

Balance Sheet:

Fixed maturity investments	$8,717
Equity securities	2,971
Other invested assets	69
Total invested assets	$11,757

Equity in net assets of subsidiaries	$4,742

Loss and loss expense reserves	$4,535
Total debt	839
Shareholders' equity	5,057

Key ratios:

Commercial lines GAAP combined ratio	124.2%
Personal lines GAAP combined ratio	179.2
Excess & surplus lines GAAP combined ratio	74.7
Property casualty GAAP combined ratio	136.6

Commercial lines STAT combined ratio	123.0%
Personal lines STAT combined ratio	178.4
Excess & surplus lines STAT combined ratio	68.7
Property casualty STAT combined ratio	135.4

Value creation ratio	0.1%

CINF Second-Quarter 2011 Supplemental Financial Data

Cincinnati Financial Corporation
Consolidated Statements of Income for the Six Months Ended June 30, 2011

(In millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues:
Premiums earned:
Property casualty	$-	$1,594	$-	$-	$-	$1,594
Life	-	-	102	-	-	102
Accident health	-	-	3	-	-	3
Premiums ceded	-	(119)	(25)	-	-	(144)
Total earned premium	-	1,475	80	-	-	1,555
Investment income	20	176	67	-	-	263
Realized gain on investments	8	94	(24)	1	-	79
Fee revenue	-	2	-	-	-	2
Other revenue	7	1	1	4	(8)	5
Total revenues	$35	$1,748	$124	$5	$(8)	$1,904

Benefits & expenses:
Losses & policy benefits	$-	$1,531	$109	$-	$(2)	$1,638
Reinsurance recoveries	-	(242)	(20)	-	-	(262)
Underwriting, acquisition and insurance expenses	-	482	30	-	-	512
Other operating expenses	13	-	-	2	(5)	10
Interest expense	26	-	-	1	-	27
Total expenses	$39	$1,771	$119	$3	$(7)	$1,925

Income (loss) before income taxes	$(4)	$(23)	$5	$2	$(1)	$(21)

Provision (benefit) for income taxes:
Current operating income	$(10)	$(58)	$14	$-	$-	$(54)
Capital gains/losses	3	33	(8)	-	-	28
Deferred	2	(7)	(3)	-	-	(8)
Total provision (benefit) for income taxes	$(5)	$(32)	$3	$-	$-	$(34)

Operating income (loss)	$(4)	$(52)	$18	$1	$(1)	$(38)

Net income - current year	$1	$9	$2	$2	$(1)	$13

Net income (loss) - prior year	$(3)	$82	$16	$(1)	$1	$95
*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.

CINF Second-Quarter 2011 Supplemental Financial Data

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Three Months Ended June 30, 2011

(In millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues:
Premiums earned:
Property casualty	$-	$809	$-	$-	$-	$809
Life	-	-	54	-	-	54
Accident health	-	-	2	-	-	2
Premiums ceded	-	(79)	(13)	-	-	(92)
Total earned premium	-	730	43	-	-	773
Investment income	10	88	34	-	-	132
Realized gain (loss) on investments	5	57	5	-	-	67
Fee revenue	-	1	-	-	-	1
Other revenue	3	-	1	2	(4)	2
Total revenues	$18	$876	$83	$2	$(4)	$975

Benefits & expenses:
Losses & policy benefits	$-	$988	$56	$-	$(1)	$1,043
Reinsurance recoveries	-	(229)	(12)	-	(1)	(242)
Underwriting, acquisition and insurance expenses	-	237	14	-	-	251
Other operating expenses	7	-	-	1	(2)	6
Interest expense	13	-	-	1	-	14
Total expenses	$20	$996	$58	$2	$(4)	$1,072

Income (loss) before income taxes	$(2)	$(120)	$25	$-	$-	$(97)

Provision (benefit) for income taxes:
Current operating income	$(7)	$(70)	$4	$-	$-	$(73)
Capital gains/losses	2	19	2	-	-	23
Deferred	3	(4)	3	-	-	2
Total provision (benefit) for income taxes	$(2)	$(55)	$9	$-	$-	$(48)

Operating income (loss)	$(3)	$(103)	$13	$-	$-	$(93)

Net income (loss) - current year	$-	$(65)	$16	$-	$-	$(49)

Net income - prior year	$(6)	$24	$9	$-	$-	$27
*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.

CINF Second-Quarter 2011 Supplemental Financial Data

Cincinnati Financial Corporation Insurance Subsidiaries
Selected Balance Sheet Data

(In millions)	12/31/2011	9/30/2011	6/30/2011	3/31/2011	12/31/2010	9/30/2010	6/30/2010	3/31/2010
Cincinnati Insurance Consolidated
Fixed maturities (fair value)			$5,954	$5,850	$5,818	$5,924	$5,804	$5,759
Equities (fair value)			2,113	2,203	2,175	1,928	1,862	2,013
Short-term investments (fair value)			-	-	-	-	-	-
Fixed maturities - pretax net unrealized gain (loss)			388	320	314	494	363	287
Equities - pretax net unrealized gain			631	670	604	476	457	635
Loss and loss expense reserves - STAT			3,903	3,788	3,756	3,799	3,781	3,689
Equity GAAP			4,702	4,721	4,656	4,652	4,429	4,506
Surplus - STAT			3,743	3,833	3,777	3,641	3,537	3,692

The Cincinnati Life Insurance Company
Fixed maturities (fair value)			$2,528	$2,449	$2,315	$1,867	$1,859	$2,055
Equities (fair value)			37	102	103	108	100	114
Short-term investments (fair value)			-	-	-	-	-	-
Fixed maturities - pretax net unrealized gain (loss)			174	149	148	215	154	110
Equities - pretax net unrealized gain (loss)			19	25	(4)	1	(7)	7
Equity - GAAP			783	756	748	775	729	700
Surplus - STAT			309	308	303	316	307	310

	12/31/2009	9/30/2009	6/30/2009	3/31/2009	12/31/2008	9/30/2008	6/30/2008	3/31/2008
Cincinnati Insurance Consolidated
Fixed maturities (fair value)	$5,663	$5,521	$5,521	$5,169	$4,309	$4,183	$4,304	$4,351
Equities (fair value)	1,910	2,477	2,477	2,247	2,432	3,210	3,537	4,186
Short-term investments (fair value)	5	10	10	11	19	162	-	51
Fixed maturities - pretax net unrealized gain (loss)	202	301	301	25	(108)	(132)	(33)	39
Equities - pretax net unrealized gain	592	590	590	487	627	1,016	1,187	1,831
Loss and loss expense reserves - STAT	3,639	3,656	3,656	3,674	3,494	3,507	3,534	3,448
Equity GAAP	4,405	4,283	4,283	3,795	3,667	3,947	4,011	4,498
Surplus - STAT	3,648	3,472	3,472	3,241	3,360	3,687	3,650	4,027

The Cincinnati Life Insurance Company
Fixed maturities (fair value)	$1,927	$1,868	$1,868	$1,694	$1,467	$1,483	$1,551	$1,534
Equities (fair value)	108	119	119	103	122	200	265	307
Short-term investments (fair value)	-	1	1	1	-	-	-	-
Fixed maturities - pretax net unrealized gain (loss)	72	67	67	(43)	(115)	(79)	(35)	-
Equities - pretax net unrealized gain	1	11	11	(8)	(7)	61	92	127
Equity - GAAP	666	653	653	563	471	530	617	661
Short-term investments (fair value)	300	283	283	270	290	371	420	453

CINF Second-Quarter 2011 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Statutory Statements of Income

	For the Three Months Ended June 30,				For the Six Months Ended June 30,
(Dollars in millions)	2011	2010	Change	% Change	2011	2010	Change	% Change
Underwriting income
Net premiums written	$769	$750	$19	3	$1,547	$1,505	$42	3
Unearned premiums increase	39	22	17	77	72	69	3	4
Earned premiums	$730	$728	$2	0	$1,475	$1,436	$39	3

Losses incurred	$666	$475	$191	40	$1,100	$859	$241	28
Allocated loss expenses incurred	51	41	10	24	96	84	12	14
Unallocated loss expenses incurred	43	38	5	13	93	85	8	9
Other underwriting expenses incurred	247	231	16	7	484	485	(1)	nm
Workers compensation dividend incurred	(7)	3	(10)	nm	8	7	1	14

Total underwriting deductions	$1,000	$788	$212	27	$1,781	$1,520	$261	17
Net underwriting losses	$(270)	$(60)	$(210)	(350)	$(306)	$(84)	$(222)	(264)

Investment income
Gross investment income earned	$91	$90	$1	1	$182	$180	$2	1
Net investment income earned	90	88	2	2	180	177	3	(264)
Net realized capital gains	38	(8)	46	nm	61	(6)	67	nm
Net investment gains (excl. subs)	$128	$80	$48	60	$241	$171	$70	41
Dividend from subsidiary	-	-	-	-	-	-	-	-
Net investment gains (net of tax)	$128	$80	$48	60	$241	$171	$70	41

Other income	$1	$1	$-	nm	$2	$2	$-	nm

Net income before federal income taxes	$(141)	$21	$(162)	nm	$(63)	$89	$(152)	nm
Federal and foreign income taxes incurred	$(70)	$9	$(79)	nm	$(57)	$26	$(83)	nm
Net income (loss) (statutory)	$(71)	$12	$(83)	nm	$(6)	$63	$(69)	nm
*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
*	Excludes CSU Producers Resources Inc.

CINF Second-Quarter 2011 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Losses Incurred Detail

(In millions)		Three months ended							Six months ended		Nine months ended		Twelve months ended
	12/31/11	9/30/11	6/30/11	3/31/11	12/31/10	9/30/10	6/30/10	3/31/10	6/30/11	6/30/10	9/30/11	9/30/10	12/31/11	12/31/10
Consolidated
New losses greater than $4,000,000			$6	$11	$15	$17	$11	$6	$16	$17		$34		$49
New losses $1,000,000-$4,000,000			33	50	43	36	29	35	83	64		100		142
New losses $250,000-$1,000,000			51	54	47	46	53	52	106	104		150		200
Case reserve development above $250,000			51	34	45	66	30	37	85	68		134		178
Large losses subtotal			$141	$149	$150	$165	$123	$130	$290	$253		$418		$569
IBNR incurred			18	32	18	16	11	12	51	23		41		59
Catastrophe losses incurred			289	41	5	28	100	15	330	114		143		148
Remaining incurred			218	213	184	228	239	228	430	468		694		876
Total losses incurred			$666	$435	$357	$437	$473	$385	$1,101	$858		$1,296		$1,652
Commercial Lines
New losses greater than $4,000,000			$6	$11	$10	$17	$11	$6	$16	$17		$34		$44
New losses $1,000,000-$4,000,000			30	40	38	28	22	32	70	54		82		120
New losses $250,000-$1,000,000			39	37	31	37	40	40	77	80		117		148
Case reserve development above $250,000			46	31	41	62	29	32	77	61		123		164
Large losses subtotal			$121	$119	$120	$144	$102	$110	$240	$212		$356		$476
IBNR incurred			11	24	19	10	7	9	35	17		27		45
Catastrophe losses incurred			157	26	5	17	57	10	183	66		84		89
Remaining incurred			124	131	97	141	152	152	255	304		444		542
Total losses incurred			$413	$300	$241	$312	$318	$281	$713	$599		$911		$1,152
Personal Lines
New losses greater than $4,000,000			$-	$-	$5	$-	$-	$-	$-	$-		$-		$5
New losses $1,000,000-$4,000,000			3	9	5	5	7	3	13	10		15		20
New losses $250,000-$1,000,000			10	14	14	7	10	10	23	20		27		41
Case reserve development above $250,000			4	3	3	4	1	3	7	4		8		11
Large losses subtotal			$17	$26	$27	$16	$18	$16	$43	$34		$50		$77
IBNR incurred			4	4	1	4	2	1	9	2		7		8
Catastrophe losses incurred			131	14	(1)	11	43	5	145	48		59		58
Remaining incurred			91	80	86	84	83	75	170	159		243		328
Total losses incurred			$243	$124	$113	$115	$146	$97	$367	$243		$359		$471
Excess & Surplus Lines
New losses greater than $4,000,000			$-	$-	$-	$-	$-	$-	$-	$-		$-		$-
New losses $1,000,000-$4,000,000			-	1	-	3	-	-	-	-		3		3
New losses $250,000-$1,000,000			2	3	2	2	3	2	6	5		6		9
Case reserve development above $250,000			1	-	1	-	-	2	1	2		3		3
Large losses subtotal			$3	$4	$3	$5	$3	$4	$7	$7		$12		$15
IBNR incurred			3	4	(2)	2	2	2	7	5		7		4
Catastrophe losses incurred			1	1	1	-	-	-	2	-		-		1
Remaining incurred			3	2	1	3	4	1	5	4		7		9
Total losses incurred			$10	$11	$3	$10	$9	$7	$21	$16		$26		$29
*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. The sum of quarterly amounts may not equal the full year as each is computed independently.
*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Second-Quarter 2011 Supplemental Financial Data

Cincinnati Insurance Companies
Loss Ratio Detail

	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/11	9/30/11	6/30/11	3/31/11	12/31/10	9/30/10	6/30/10	3/31/10	6/30/11	6/30/10	9/30/11	9/30/10	12/31/11	12/31/10
Consolidated
New losses greater than $4,000,000			0.8%	1.4%	2.0%	2.3%	1.5%	0.8%	1.1%	1.2%		1.6%		1.7%
New losses $1,000,000-$4,000,000			4.6	6.7	5.7	4.8	4.0	4.9	5.6	4.6		4.6		4.9
New losses $250,000-$1,000,000			7.0	7.3	6.7	6.2	7.2	7.4	7.2	7.2		6.9		6.8
Case reserve development above $250,000			6.9	4.6	5.9	8.9	4.2	5.3	5.8	4.7		6.2		6.1
Large losses subtotal			19.3%	20.0%	20.3%	22.2%	16.9%	18.4%	19.7%	17.7%		19.3%		19.5%
IBNR incurred			2.5	4.4	2.5	2.3	1.6	1.7	3.4	1.6		1.8		2.0
Total catastrophe losses incurred			39.6	5.5	0.7	3.8	13.6	2.1	22.3	7.9		6.5		5.1
Remaining incurred			29.8	28.5	24.4	30.5	33.0	32.1	29.2	32.6		31.9		30.0
Total loss ratio			91.2%	58.4%	47.9%	58.8%	65.1%	54.3%	74.6%	59.8%		59.5%		56.6%
Commercial Lines
New losses greater than $4,000,000			1.1%	1.9%	1.8%	3.1%	2.0%	1.1%	1.5%	1.6%		2.1%		2.0%
New losses $1,000,000-$4,000,000			5.5	7.5	7.0	5.1	4.1	6.1	6.5	5.1		5.1		5.6
New losses $250,000-$1,000,000			7.4	6.9	5.8	6.7	7.4	7.7	7.1	7.5		7.3		6.9
Case reserve development above $250,000			8.7	5.7	7.4	11.4	5.4	6.2	7.2	5.8		7.7		7.6
Large losses subtotal			22.7%	22.0%	22.0%	26.3%	18.9%	21.1%	22.3%	20.0%		22.2%		22.1%
IBNR incurred			2.0	4.4	3.3	1.9	1.3	1.8	3.3	1.6		1.7		2.1
Total catastrophe losses incurred			29.6	4.9	1.0	3.2	10.5	1.8	17.1	6.2		5.2		4.1
Remaining incurred			23.3	24.2	17.8	25.7	28.3	29.0	23.7	28.6		27.6		25.2
Total loss ratio			77.6%	55.5%	44.1%	57.1%	59.0%	53.7%	66.4%	56.4%		56.7%		53.5%
Personal Lines
New losses greater than $4,000,000			0.0%	0.0%	2.7%	0.0%	0.0%	0.0%	0.0%	0.0%		0.0%		0.7%
New losses $1,000,000-$4,000,000			2.0	4.8	2.3	2.8	4.4	1.5	3.5	3.0		2.9		2.8
New losses $250,000-$1,000,000			5.4	7.1	7.8	4.0	5.6	5.5	6.2	5.6		5.0		5.7
Case reserve development above $250,000			2.3	1.7	1.8	2.0	0.6	1.9	2.0	1.2		1.5		1.6
Large losses subtotal			9.7%	13.6%	14.6%	8.8%	10.6%	8.9%	11.7%	9.8%		9.4%		10.8%
IBNR incurred			2.4	2.3	0.8	2.4	0.9	0.3	2.3	0.6		1.2		1.1
Total catastrophe losses incurred			73.0	7.4	(0.3)	6.0	23.8	3.0	39.2	13.5		11.0		8.1
Remaining incurred			50.6	41.6	45.3	46.0	47.1	43.1	46.0	45.1		45.4		45.4
Total loss ratio			135.7%	64.9%	60.4%	63.2%	82.4%	55.3%	99.2%	69.0%		67.0%		65.4%
Excess & Surplus Lines
New losses greater than $4,000,000			0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%		0.0%		0.0%
New losses $1,000,000-$4,000,000			0.0	0.0	0.0	19.4	0.0	0.0	0.0	0.0		7.1		5.1
New losses $250,000-$1,000,000			12.4	25.8	17.5	16.7	18.8	16.9	18.7	19.9		18.7		18.4
Case reserve development above $250,000			2.5	2.7	1.8	2.5	2.7	20.7	2.6	11.6		13.1		14.2
Large losses subtotal			14.9%	28.5%	19.3%	38.6%	21.5%	37.6%	21.3%	31.5%		38.9%		37.7%
IBNR incurred			17.1	26.1	(13.2)	14.9	23.5	18.4	21.3	23.7		18.5		9.6
Total catastrophe losses incurred			4.2	2.8	(0.1)	4.6	0.0	0.0	3.6	0.0		1.7		1.2
Remaining incurred			13.4	20.2	14.7	14.2	32.5	9.4	16.6	18.3		18.8		17.4
Total loss ratio			49.6%	77.6%	20.7%	72.3%	77.5%	65.4%	62.8%	73.5%		77.9%		65.9%
*	Certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Second-Quarter 2011 Supplemental Financial Data

Cincinnati Insurance Companies
Loss Claim Count Detail

	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/11	9/30/11	6/30/11	3/31/11	12/31/10	9/30/10	6/30/10	3/31/10	6/30/11	6/30/10	9/30/11	9/30/10	12/31/11	12/31/10
Consolidated
New losses greater than $4,000,000			1	2	3	3	2	1	3	3		6		9
New losses $1,000,000-$4,000,000			18	30	23	20	18	19	48	37		57		80
New losses $250,000-$1,000,000			122	122	123	112	117	123	244	240		352		475
Case reserve development above $250,000			81	68	71	101	73	77	149	143		237		308
Large losses total			222	222	220	236	210	220	444	423		652		872
Commercial Lines
New losses greater than $4,000,000			1	2	2	3	2	1	3	3		6		8
New losses $1,000,000-$4,000,000			15	24	20	15	12	17	39	29		44		64
New losses $250,000-$1,000,000			97	85	79	88	88	95	182	183		271		350
Case reserve development above $250,000			70	59	70	93	70	67	129	137		230		300
Large losses total			183	170	171	199	172	180	353	352		551		722
Personal Lines
New losses greater than $4,000,000			-	-	1	-	-	-	-	-		-		1
New losses $1,000,000-$4,000,000			3	6	3	3	6	2	9	8		11		14
New losses $250,000-$1,000,000			20	29	38	19	24	24	49	48		67		105
Case reserve development above $250,000			10	8	-	7	2	5	18	7		14		23
Large losses total			33	43	42	29	32	31	76	63		92		143
Excess & Surplus Lines
New losses greater than $4,000,000			-	-	-	-	-	-	-	-		-		-
New losses $1,000,000-$4,000,000			-	-	-	2	-	-	-	-		2		2
New losses $250,000-$1,000,000			5	8	6	5	5	4	13	9		14		20
Case reserve development above $250,000			1	1	1	1	1	5	2	6		7		8
Large losses total			6	9	7	8	6	9	15	15		23		30
The sum of quarterly amounts may not equal the full year as each is computed independently.
*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Second-Quarter 2011 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Agency Direct Written Premiums by Agency State by Line of Business for the Six Months Ended June 30, 2011

(Dollars in millions)	Commercial Lines							Personal Lines				Consolidated		Comm'l	Personal	E & S	Consol
Risk	Comm	Comm	Comm	Workers'	Spec	Surety &	Mach. &	Personal	Home	Other	E & S	2011	2010	Change	Change	Change	Change
State	Casualty	Property	Auto	Comp	Packages	Exec Risk	Equipment	Auto	Owner	Personal	Lines	Total	Total	%	%	%	%

OH	$65.5	$50.0	$31.9	$-	$10.2	$11.9	$2.8	$61.0	$45.4	$16.3	$5.2	$299.7	$290.0	2.3	4.1	40.2	3.5
IL	29.2	21.3	15.0	27.1	5.6	4.0	1.5	14.3	11.1	3.7	2.7	135.5	132.0	0.5	9.1	23.1	2.6
IN	23.3	18.9	11.9	14.2	4.1	3.2	1.4	15.0	14.3	3.9	3.7	114.0	104.1	8.4	10.4	26.1	9.5
PA	24.8	16.0	16.8	25.7	5.3	3.3	1.1	4.1	3.2	1.8	1.8	104.0	100.8	2.0	10.6	28.6	3.0
GA	12.8	11.0	9.0	6.2	4.0	3.0	0.6	16.7	15.7	4.6	2.4	86.0	83.2	(0.4)	7.5	21.7	3.4
NC	15.2	13.1	9.9	9.1	7.5	3.6	0.9	7.5	5.5	2.6	1.5	76.4	72.3	(1.9)	44.1	47.3	5.7
MI	15.5	10.8	7.6	8.1	4.8	2.9	0.9	8.2	7.7	1.8	1.7	70.1	65.3	3.3	19.6	22.2	7.4
VA	14.9	12.1	9.8	8.8	2.4	2.7	0.7	4.7	3.9	1.4	1.2	62.7	64.1	(3.5)	1.7	30.5	(2.2)
KY	10.7	11.5	7.4	1.9	3.0	1.4	0.5	12.0	9.3	2.6	1.5	61.7	57.9	4.1	9.5	34.4	6.7
TN	12.3	10.8	7.6	4.6	5.2	2.6	0.8	5.6	6.0	2.1	0.7	58.2	55.5	2.0	16.3	(4.9)	4.9
WI	12.7	8.4	5.7	14.2	1.9	1.5	0.8	4.5	3.9	1.7	1.2	56.7	57.5	(3.7)	5.7	29.5	(1.6)
AL	8.4	9.7	3.7	0.4	4.3	1.2	0.5	8.5	13.4	3.0	1.5	54.8	51.7	2.2	7.6	74.5	5.8
MO	10.2	9.6	6.2	5.8	3.1	1.1	0.6	2.3	3.1	0.7	2.1	44.9	43.8	(2.2)	20.3	68.8	2.4
FL	11.6	11.0	4.3	0.5	0.9	1.0	0.4	4.6	6.1	1.3	1.4	43.0	44.6	(2.0)	(10.6)	45.8	(3.6)
MN	10.8	8.8	4.6	4.1	1.8	1.0	0.7	4.3	4.1	1.2	0.9	42.3	39.7	4.2	15.1	21.1	6.8
IA	9.9	6.7	4.8	9.7	2.0	1.5	0.7	2.2	2.2	0.9	0.7	41.2	41.4	(3.1)	17.5	39.1	(0.3)
NY	16.3	5.3	6.4	1.2	0.7	1.4	0.4	-	-	0.6	0.5	32.7	32.5	(1.5)	nm	26.4	0.5
TX	10.1	8.0	6.1	1.0	0.4	0.6	0.6	-	-	-	3.1	29.8	19.4	48.5	62.4	117.9	53.6
MD	6.4	3.9	5.2	4.4	0.7	1.1	0.3	0.6	1.1	0.3	0.7	24.7	23.2	4.4	36.9	10.1	6.6
KS	4.0	4.2	2.4	4.1	1.7	0.8	0.3	2.4	3.0	0.7	0.4	23.9	24.1	(3.9)	6.9	40.6	(0.9)
AR	4.1	5.6	2.9	1.6	2.5	1.1	0.3	1.9	2.1	0.7	0.9	23.6	22.2	1.3	21.6	61.1	6.2
AZ	5.3	3.7	4.2	0.8	0.4	0.6	0.3	0.8	0.8	0.2	0.8	17.9	16.7	2.4	45.3	47.0	7.0
SC	4.6	3.7	2.8	1.7	1.3	1.0	0.1	1.2	0.8	0.3	0.3	17.7	19.2	(13.9)	66.8	(2.6)	(7.8)
UT	4.8	2.4	2.8	-	0.3	1.4	0.2	2.3	1.0	0.2	0.6	16.0	14.6	(0.8)	82.1	(17.1)	9.4
MT	5.6	3.1	3.3	-	0.5	0.3	0.2	0.9	0.8	0.2	0.2	15.1	15.7	(7.3)	33.7	(22.0)	(3.8)
NE	3.2	2.9	1.8	3.0	0.8	0.8	0.2	0.4	0.5	0.2	0.7	14.3	14.7	(6.0)	5.3	106.4	(2.8)
ID	3.9	2.7	2.8	0.1	0.5	0.6	0.2	0.9	0.5	0.1	0.3	12.5	11.3	5.0	74.5	36.6	11.0
VT	2.2	1.7	1.5	3.7	0.5	0.5	0.1	0.6	0.6	0.2	0.2	11.8	10.8	6.5	38.7	33.5	9.8
WV	3.0	2.4	2.3	0.8	1.1	0.4	0.1	-	0.3	0.1	0.8	11.5	11.1	2.3	3.8	23.8	3.6
ND	3.0	1.8	1.5	-	0.5	0.5	0.1	0.3	0.3	0.1	0.1	8.2	7.2	12.6	17.4	83.7	13.6
CO	2.2	2.2	1.8	0.2	-	0.4	0.1	-	0.1	-	0.4	7.4	5.1	43.2	7.2	58.7	43.3
NH	1.4	1.1	0.7	1.5	0.3	0.5	0.1	0.5	0.5	0.2	0.3	7.1	6.6	3.5	35.6	11.5	8.4
SD	1.3	1.1	0.9	1.6	0.2	0.2	0.1	-	-	-	0.2	5.6	5.0	9.7	9.1	171.5	11.6
WA	1.6	0.9	1.3	-	-	0.3	0.1	-	-	-	0.3	4.5	3.0	46.0	(8.2)	139.0	49.9
NM	1.5	0.7	0.8	0.3	0.1	0.5	-	-	-	-	0.2	4.1	3.5	20.1	nm	(20.6)	17.3
DE	0.9	0.9	0.8	0.8	0.2	0.1	0.1	-	-	-	-	3.7	4.6	(19.1)	8.8	nm	(19.1)
OR	0.8	0.4	0.7	0.1	-	0.1	-	-	-	-	0.2	2.4	0.2	nm	65.6	nm	nm
WY	0.4	0.2	0.1	-	-	0.1	-	-	-	-	0.2	1.0	0.4	88.3	5.1	nm	117.8
CT	0.3	0.2	0.2	0.2	-	0.1	-	-	-	-	-	1.0	0.2	318.4	17.4	nm	325.5
All Other	1.1	1.3	0.9	1.7	0.1	0.8	-	-	-	-	0.2	6.2	6.2	(3.9)	75.3	nm	(0.5)
Total	$375.8	$290.4	$210.1	$168.9	$78.9	$60.1	$19.1	$188.2	$167.2	$53.6	$41.7	$1,653.9	$1,581.4	2.0	10.0	38.7	4.6
Other Direct	-	0.5	-	1.8	-	-	-	0.1	0.1	-	-	2.5	2.6	(6.2)	36.5	nm	(4.3)
Total Direct	$375.8	$290.9	$210.1	$170.7	$78.9	$60.1	$19.1	$188.3	$167.3	$53.6	$41.7	$1,656.4	$1,584.0	2.0	10.0	38.7	4.6
Dollar amounts shown are rounded to the nearest hundred thousand; certain amounts may not add due to rounding.  Percentage changes are calculated based on whole dollar amounts.

CINF Second-Quarter 2011 Supplemental Financial Data

Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/11	9/30/11	6/30/11	3/31/11	12/31/10	9/30/10	6/30/10	3/31/10	6/30/11	6/30/10	9/30/11	9/30/10	12/31/11	12/31/10
Commercial casualty:
Written premiums			$177	$189	$166	$161	$168	$191	$366	$359		$520		$686
Earned premiums			180	172	175	182	172	164	352	336		518		693
Current accident year before catastrophe losses			66.0%	78.8%	100.3%	75.0%	73.6%	71.0%	72.3%	72.4%		73.3%		80.1%
Current accident year catastrophe losses			-	-	-	-	-	-	-	-		-		-
Prior accident years before catastrophe losses			(27.2)	(32.3)	(50.5)	(18.5)	(25.3)	(12.7)	(29.7)	(19.2)		(18.9)		(26.9)
Prior accident years catastrophe losses			-	-	-	-	-	-	-	-		-		-
Total loss and loss expense ratio			38.8%	46.5%	49.8%	56.5%	48.3%	58.3%	42.6%	53.2%		54.4%		53.2%
Commercial property:
Written premiums			$123	$132	$122	$122	$124	$129	$255	$253		$375		$497
Earned premiums			115	126	124	123	121	121	241	242		365		489
Current accident year before catastrophe losses			76.8%	64.8%	54.6%	60.5%	56.5%	62.2%	70.5%	59.4%		59.7%		58.4%
Current accident year catastrophe losses			78.8	15.2	2.0	10.3	39.1	10.6	45.6	24.8		20.0		15.4
Prior accident years before catastrophe losses			(1.7)	8.0	(1.2)	1.3	(3.1)	0.5	3.4	(1.4)		(0.4)		(0.6)
Prior accident years catastrophe losses			1.1	3.4	0.3	(1.3)	(2.4)	(2.3)	2.3	(2.3)		(2.0)		(1.4)
Total loss and loss expense ratio			155.0%	91.4%	55.7%	70.8%	90.1%	71.0%	121.8%	80.5%		77.3%		71.8%
Commercial auto:
Written premiums			$102	$107	$92	$91	$99	$103	$209	$202		$293		$385
Earned premiums			96	96	97	96	96	95	192	191		287		384
Current accident year before catastrophe losses			72.6%	76.5%	75.5%	67.1%	69.5%	68.1%	74.5%	68.8%		68.2%		70.0%
Current accident year catastrophe losses			6.2	0.3	0.4	(0.5)	4.4	-	3.3	2.2		1.3		1.1
Prior accident years before catastrophe losses			(11.0)	(24.2)	(20.8)	(5.3)	(0.8)	(6.1)	(17.6)	(3.4)		(4.0)		(8.2)
Prior accident years catastrophe losses			(0.1)	(0.4)	-	-	(0.2)	(1.0)	(0.2)	(0.6)		(0.4)		(0.3)
Total loss and loss expense ratio			67.7%	52.2%	55.1%	61.3%	72.9%	61.0%	60.0%	67.0%		65.1%		62.6%
Workers' compensation:
Written premiums			$73	$90	$75	$68	$72	$95	$163	$167		$235		$310
Earned premiums			81	76	81	77	79	74	157	153		230		311
Current accident year before catastrophe losses			108.5%	95.6%	92.5%	127.5%	103.2%	103.3%	102.3%	103.2%		111.3%		106.5%
Current accident year catastrophe losses			-	-	-	-	-	-	-	-		-		-
Prior accident years before catastrophe losses			(28.9)	(4.1)	(9.8)	(15.3)	(13.3)	(11.9)	(16.9)	(12.6)		(13.5)		(12.6)
Prior accident years catastrophe losses			-	-	-	-	-	-	-	-		-		-
Total loss and loss expense ratio			79.6%	91.5%	82.7%	112.2%	89.9%	91.4%	85.4%	90.6%		97.8%		93.9%
Specialty package:
Written premiums			$27	$37	$37	$37	$36	$39	$64	$75		$112		$149
Earned premiums			27	37	37	38	37	37	64	74		112		149
Current accident year before catastrophe losses			93.8%	62.7%	47.1%	60.8%	66.1%	70.5%	75.7%	68.2%		65.8%		61.1%
Current accident year catastrophe losses			223.8	9.2	7.2	18.9	23.0	8.5	99.4	15.9		16.8		14.5
Prior accident years before catastrophe losses			1.8	15.1	(19.1)	9.6	(0.7)	17.4	9.5	8.3		8.7		1.8
Prior accident years catastrophe losses			(0.7)	(1.5)	(0.3)	(0.2)	(2.8)	(7.4)	(1.1)	(5.1)		(3.4)		(2.6)
Total loss and loss expense ratio			318.7%	85.5%	34.9%	89.1%	85.6%	89.0%	183.5%	87.3%		87.9%		74.8%
Surety and executive risk:
Written premiums			$26	$24	$23	$23	$24	$23	$50	$47		$70		$93
Earned premiums			25	25	24	22	25	24	50	49		71		95
Current accident year before catastrophe losses			47.9%	54.7%	75.7%	91.2%	53.9%	47.1%	51.3%	50.5%		63.4%		66.5%
Current accident year catastrophe losses			-	-	-	-	-	-	-	-		-		-
Prior accident years before catastrophe losses			19.4	41.4	43.8	(17.3)	(17.7)	4.0	30.2	(6.9)		(10.2)		3.4
Prior accident years catastrophe losses			-	-	-	-	-	-	-	-		-		-
Total loss and loss expense ratio			67.3%	96.1%	119.5%	73.9%	36.2%	51.1%	81.5%	43.6%		53.2%		69.9%
Machinery and equipment:
Written premiums			$9	$9	$9	$9	$9	$9	$18	$17		$26		$35
Earned premiums			9	8	8	9	8	8	17	16		25		33
Current accident year before catastrophe losses			32.0%	28.2%	21.4%	20.4%	48.3%	23.0%	30.1%	35.8%		30.6%		28.2%
Current accident year catastrophe losses			0.2	0.2	(0.3)	(1.7)	1.7	0.3	0.2	1.0		0.1		-
Prior accident years before catastrophe losses			6.9	8.5	(3.3)	(6.8)	1.8	(15.9)	7.7	(6.9)		(6.9)		(6.0)
Prior accident years catastrophe losses			-	-	0.0	-	0.1	(1.3)	-	(0.6)		(0.4)		(0.3)
Total loss and loss expense ratio			39.1%	36.9%	17.8%	11.9%	51.9%	6.1%	38.0%	29.3%		23.4%		21.9%
*
Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF Second-Quarter 2011 Supplemental Financial Data

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/11	9/30/11	6/30/11	3/31/11	12/31/10	9/30/10	6/30/10	3/31/10	6/30/11	6/30/10	9/30/11	9/30/10	12/31/11	12/31/10

Personal auto:
Written premiums			$104	$82	$84	$98	$97	$73	$186	$170		$268		$352
Earned premiums			90	89	87	86	83	81	179	164		250		337
Current accident year before catastrophe losses			67.3%	68.2%	81.0%	68.3%	70.8%	62.8%	67.7%	66.8%		67.3%		70.9%
Current accident year catastrophe losses			10.3	1.3	-	0.2	4.2	0.1	5.8	2.2		1.5		1.1
Prior accident years before catastrophe losses			(5.0)	(5.3)	(2.4)	(0.3)	(1.2)	(4.5)	(5.1)	(2.8)		(1.9)		(2.1)
Prior accident years catastrophe losses			(0.1)	(0.4)	(0.1)	(0.1)	(0.2)	(0.2)	(0.2)	(0.2)		(0.2)		(0.1)
Total loss and loss expense ratio			72.5%	63.8%	78.5%	68.1%	73.6%	58.2%	68.2%	66.0%		66.7%		69.8%

Homeowner:
Written premiums			$78	$68	$75	$83	$81	$60	$146	$141		$224		$299
Earned premiums			66	76	74	72	72	70	142	142		214		289
Current accident year before catastrophe losses			97.8%	71.4%	78.0%	72.0%	70.2%	67.2%	83.6%	68.6%		69.8%		72.0%
Current accident year catastrophe losses			175.4	22.1	0.9	15.5	54.2	7.2	92.7	30.9		25.8		19.3
Prior accident years before catastrophe losses			(0.5)	2.6	(5.0)	(0.9)	0.8	1.9	1.1	1.3		0.6		(0.9)
Prior accident years catastrophe losses			(0.1)	(5.8)	(1.8)	(2.1)	(1.4)	(0.3)	(3.1)	(0.8)		(1.3)		(1.4)
Total loss and loss expense ratio			272.6%	90.3%	72.1%	84.5%	123.8%	76.0%	174.3%	100.0%		94.9%		89.0%

Other personal:
Written premiums			$28	$23	$24	$27	$26	$22	$51	$48		$75		$99
Earned premiums			24	25	24	24	24	23	49	47		71		95
Current accident year before catastrophe losses			88.2%	55.9%	60.9%	70.1%	69.1%	56.1%	71.9%	62.6%		65.1%		64.1%
Current accident year catastrophe losses			34.5	3.8	1.3	4.7	5.9	3.2	19.0	4.6		4.7		3.8
Prior accident years before catastrophe losses			(18.4)	2.3	(29.7)	(24.1)	(21.4)	(7.4)	(7.9)	(14.4)		(17.7)		(20.8)
Prior accident years catastrophe losses			(0.5)	(0.8)	(0.4)	(0.4)	(0.6)	(0.4)	(0.6)	(0.5)		(0.5)		(0.5)
Total loss and loss expense ratio			103.8%	61.2%	32.1%	50.3%	53.0%	51.5%	82.4%	52.3%		51.6%		46.6%
*
Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF Second-Quarter 2011 Supplemental Financial Data

Cincinnati Insurance Companies Consolidated
Loss and Loss Expense Analysis

(In millions)						Change in	Total
		Paid		Change in	Change in	loss	change			Loss
	Paid	loss	Total	case	IBNR	expense	in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred at June 30, 2011
Commercial casualty	$131	$59	$190	$(50)	$17	$(2)	$(35)	$81	$17	$57	$155
Commercial property	179	22	201	100	52	9	161	279	52	31	362
Commercial auto	122	19	141	(14)	(3)	(4)	(21)	108	(3)	15	120
Workers' compensation	108	20	128	9	2	(2)	9	117	2	18	137
Specialty packages	77	10	87	67	16	5	88	144	16	15	175
Surety and executive risk	36	7	43	(11)	5	7	1	25	5	14	44
Machinery and equipment	5	-	5	1	-	-	1	6	-	-	6
Total commercial lines	658	137	795	102	89	13	204	760	89	150	999

Personal auto	114	14	128	(2)	3	2	3	112	3	16	131
Homeowners	210	19	229	42	53	6	101	252	53	25	330
Other personal	26	3	29	7	11	-	18	33	11	3	47
Total personal lines	350	36	386	47	67	8	122	397	67	44	508

Commercial casualty & property	8	2	10	5	7	1	13	13	7	3	23
Total excess & surplus lines	8	2	10	5	7	1	13	13	7	3	23
Total property casualty	$1,016	$175	$1,191	$154	$163	$22	$339	$1,170	$163	$197	$1,530

Ceded loss and loss expense incurred at June 30, 2011
Commercial casualty	$2	$-	$2	$3	$-	$-	$3	$5	$1	$-	$5
Commercial property	13	2	15	39	15	-	54	52	15	2	69
Commercial auto	1	-	1	2	2	-	4	3	2	-	5
Workers' compensation	5	-	5	(1)	(1)	-	(2)	4	(1)	-	3
Specialty packages	9	1	10	39	9	-	48	48	9	1	58
Surety and executive risk	11	2	13	(10)	-	-	(10)	1	-	2	3
Machinery and equipment	-	-	-	-	-	-	-	-	-	-	-
Total commercial lines	41	5	46	72	25	-	97	113	25	5	143

Personal auto	1	-	1	4	4	-	8	5	4	-	9
Homeowners	11	2	13	43	27	-	70	54	27	2	83
Other personal	1	-	1	4	2	(1)	5	5	2	(1)	6
Total personal lines	13	2	15	51	33	(1)	83	64	33	1	98

Commercial casualty & property	-	-	-	-	1	-	1	-	1	-	1
Total excess & surplus lines	-	-	-	(0)	1	-	1	-	1	-	1
Total property casualty	$53	$7	$60	$123	$59	$(1)	$181	$176	$59	$6	$241

Net loss and loss expense incurred at June 30, 2011
Commercial casualty	$129	$59	$188	$(53)	$17	$(2)	$(38)	$76	$17	$57	$150
Commercial property	166	20	186	61	37	9	107	227	37	29	293
Commercial auto	121	19	140	(16)	(5)	(4)	(25)	105	(5)	15	115
Workers' compensation	103	20	123	10	3	(2)	11	113	3	18	134
Specialty packages	68	9	77	28	7	5	40	96	7	14	117
Surety and executive risk	25	5	30	(1)	5	7	11	24	5	12	41
Machinery and equipment	5	-	5	1	-	-	1	6	-	-	6
Total commercial lines	617	132	749	30	64	13	107	647	64	145	856

Personal auto	113	14	127	(6)	(1)	2	(5)	107	(1)	16	122
Homeowners	199	17	216	(1)	26	6	31	198	26	23	247
Other personal	25	3	28	3	9	1	13	28	9	4	41
Total personal lines	337	34	371	(4)	33	9	39	333	34	43	410

Commercial casualty & property	8	2	10	5	6	1	12	13	6	3	22
Total excess & surplus lines	8	2	10	5	6	1	12	13	6	3	22
Total property casualty	$962	$168	$1,130	$31	$104	$23	$158	$993	$104	$191	$1,289

CINF Second-Quarter 2011 Supplemental Financial Data

Cincinnati Insurance Companies
Catastrophe Detail - April 22-28, 2011 and May 20-27, 2011 events

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/11	9/30/11	6/30/11	3/31/11	12/31/10	9/30/10	6/30/10	3/31/10	6/30/11	6/30/10	9/30/11	9/30/10	12/31/11	12/31/10
Consolidated Property Casualty Group
Ceded earned premium reinstatement			$(38)						$(38)
All other earned premiums			768						768
Total earned premiums			$730						$730

Catastrophe gross loss and loss expense incurred			386						386

Catastrophe net loss and loss expense incurred			$160						$160
All other net loss and loss expense incurred			599						599
Total net loss and loss expenses incurred			$759						$759
Commercial Lines
Ceded earned premium reinstatement			$(23)						$(23)
All other earned premiums			556						556
Total earned premiums			$533						$533

Catastrophe gross loss and loss expense incurred			219						219

Catastrophe net loss and loss expense incurred			$92						$92
All other net loss and loss expense incurred			391						391
Total net loss and loss expenses incurred			$483						$483
Personal Lines
Ceded earned premium reinstatement			$(15)						$(15)
All other earned premiums			195						195
Total earned premiums			$180						$180

Catastrophe gross loss and loss expense incurred			167						167

Catastrophe net loss and loss expense incurred			$68						$68
All other net loss and loss expense incurred			201						201
Total net loss and loss expenses incurred			$269						$269
Excess & Surplus Lines
Ceded earned premium reinstatement			$-						$-
All other earned premiums			-						-
Total earned premiums			$-						$-

Catastrophe gross loss and loss expense incurred			-						-

Catastrophe net loss and loss expense incurred			$-						$-
All other net loss and loss expense incurred			-						-
Total net loss and loss expenses incurred			$-						$-
*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*	nm - Not meaningful

CINF Second-Quarter 2011 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Quarterly Property Casualty Data - Consolidated

(Dollars in millions)	Three months ended									Six months ended		Nine months ended		Twelve months ended
	12/31/11	9/30/11	6/30/11	3/31/11	12/31/10	9/30/10	6/30/10	3/31/10		6/30/11	6/30/10	9/30/11	9/30/10	12/31/11	12/31/10
Premiums
Agency renewal written premiums			$717	$708	$648	$677	$685	$682		$1,425	$1,367		$2,044		$2,692
Agency new business written premiums			117	102	107	109	106	92		219	198		307		414
Other written premiums			(66)	(31)	(33)	(50)	(42)	(18)		(97)	(60)		(110)		(143)
Reported written premiums – statutory*			$768	$779	$722	$736	$749	$756		$1,547	$1,505		$2,241		$2,963
Unearned premium change			(38)	(34)	23	7	(21)	(48)		(72)	(69)		(62)		(39)
Earned premiums			$730	$745	$745	$743	$728	$708		$1,475	$1,436		$2,179		$2,924
Year over year change %
Agency renewal written premiums			5%	4%	2%	1%	3%	(2	) %	4%	0%		1%		1%
Agency new business written premiums			10	11	14	2	(1)	(5)		11	(3)		(1)		2
Other written premiums			(57)	(72)	33	(9)	16	(29)		(62)	6		0		10
Reported written premiums – statutory*			3	3	6	1	4	(3)		3	0		0		2
Paid losses and loss expenses
Losses paid			$560	$404	$400	$421	$382	$334		$964	$716		$1,137		$1,537
Loss expenses paid			82	85	93	84	72	80		166	151		235		328
Loss and loss expenses paid			$642	$489	$493	$505	$454	$414		$1,130	$867		$1,372		$1,865
Statutory combined ratio
Loss ratio			91.2%	58.4%	47.7%	58.8%	65.1%	54.3%		74.6%	59.8%		59.5%		56.5%
Allocated loss expense ratio			7.0	6.0	6.7	5.9	5.7	6.0		6.5	5.8		5.9		6.1
Unallocated loss expense ratio			5.9	6.7	6.5	6.9	5.2	6.7		6.3	6.0		6.2		6.3
Net underwriting expense ratio			31.3	32.2	33.3	32.9	31.3	34.1		31.8	32.7		32.8		32.9
Statutory combined ratio			135.4%	103.3%	94.2%	104.5%	107.3%	101.1%		119.2%	104.3%		104.4%		101.8%
Contribution from catastrophe losses			39.8	5.5	0.7	3.8	13.6	2.1		22.5	8.0		6.5		5.1
Statutory combined ratio excluding catastrophe losses			95.6%	97.8%	93.5%	100.7%	93.7%	99.0%		96.7%	96.3%		97.9%		96.7%
Commission expense ratio			18.2%	18.4%	19.9%	18.7%	17.9%	18.4%		18.3%	18.1%		18.3%		18.7%
Other expense ratio			13.1	13.8	13.4	14.2	13.4	15.7		13.5	14.6		14.5		14.2
Statutory expense ratio			31.3%	32.2%	33.3%	32.9%	31.3%	34.1%		31.8%	32.7%		32.8%		32.9%
GAAP combined ratio
GAAP combined ratio			136.6%	103.9%	93.1%	103.9%	107.6%	102.6%		120.1%	105.2%		104.7%		101.7%
Contribution from catastrophe losses			39.8	5.5	0.7	3.8	13.6	2.1		22.5	8.0		6.5		5.1
GAAP combined ratio excluding catastrophe losses			96.8%	98.4%	92.4%	100.1%	94.0%	100.5%		97.6%	97.2%		98.2%		96.6%
*
Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

*	nm - Not meaningful
*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Second-Quarter 2011 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended											Six months ended			Nine months ended			Twelve months ended
	12/31/11	9/30/11	6/30/11	3/31/11	12/31/10		9/30/10		6/30/10	3/31/10		6/30/11	6/30/10		9/30/11	9/30/10		12/31/11	12/31/10
Premiums
Agency renewal written premiums			$500	$542	$474		$479		$492	$533		$1,042	$1,025			$1,504			$1,978
Agency new business written premiums			81	71	76		74		73	66		152	139			213			289
Other written premiums			(44)	(25)	(26)		(42)		(33)	(11)		(69)	(44)			(86)			(112)
Reported written premiums – statutory*			$537	$588	$524		$511		$532	$588		$1,125	$1,120			$1,631			$2,155
Unearned premium change			(4)	(48)	22		36		6	(65)		(52)	(59)			(23)			(1)
Earned premiums			$533	$540	$546		$547		$538	$523		$1,073	$1,061			$1,608			$2,154
Year over year change %
Agency renewal written premiums			2%	2%	(1	) %	(2	) %	1%	(4	) %	2%	(2	) %		(2	) %		(2	) %
Agency new business written premiums			11	8	13		(3)		(8)	(13)		9	(10)			(8)			(3)
Other written premiums			(33)	(127)	38		(14)		23	(57)		(57)	14			2			14
Reported written premiums – statutory*			1	0	4		(3)		2	(6)		0	(3)			(3)			(1)
Paid losses and loss expenses
Losses paid			$327	$290	$284		$290		$266	$230		$618	$497			$786			$1,070
Loss expenses paid			63	69	75		65		58	63		131	120			186			261
Loss and loss expenses paid			$390	$359	$359		$355		$324	$293		$749	$617			$972			$1,331
Statutory combined ratio
Loss ratio			77.5%	55.5%	44.2%		57.1%		59.0%	53.8%		66.4%	56.4%			56.7%			53.5%
Allocated loss expense ratio			8.9	7.0	7.9		6.9		6.5	7.1		8.0	6.8			6.8			7.1
Unallocated loss expense ratio			4.4	6.7	6.4		6.7		4.8	6.6		5.5	5.7			6.0			6.1
Net underwriting expense ratio			32.2	32.9	33.4		34.8		31.7	31.9		32.6	31.8			32.7			32.9
Statutory combined ratio			123.0%	102.1%	91.9%		105.5%		102.0%	99.3%		112.5%	100.7%			102.2%			99.6%
Contribution from catastrophe losses			29.7	4.9	1.0		3.2		10.4	1.8		17.2	6.2			5.2			4.1
Statutory combined ratio excluding catastrophe losses			93.3%	97.2%	90.9%		102.3%		91.6%	97.5%		95.3%	94.5%			97.0%			95.5%
Commission expense ratio			17.7%	18.5%	19.0%		19.0%		17.6%	17.2%		18.1%	17.4%			17.9%			18.1%
Other expense ratio			14.5	14.4	14.4		15.8		14.1	14.7		14.5	14.4			14.8			14.8
Statutory expense ratio			32.2%	32.9%	33.4%		34.8%		31.7%	31.9%		32.6%	31.8%			32.7%			32.9%
GAAP combined ratio
GAAP combined ratio			124.2%	104.0%	90.6%		103.4%		101.7%	102.1%		114.0%	101.9%			102.4%			99.4%
Contribution from catastrophe losses			29.7	4.9	1.0		3.2		10.4	1.8		17.2	6.2			5.2			4.1
GAAP combined ratio excluding catastrophe losses			94.5%	99.1%	89.6%		100.2%		91.3%	100.3%		96.8%	95.7%			97.2%			95.3%
*
Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

*	nm - Not meaningful
*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Second-Quarter 2011 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/11	9/30/11	6/30/11	3/31/11	12/31/10	9/30/10	6/30/10	3/31/10	6/30/11	6/30/10	9/30/11	9/30/10	12/31/11	12/31/10
Premiums
Agency renewal written premiums			$205	$156	$166	$189	$187	$143	$361	$330		$519		$685
Agency new business written premiums			26	22	23	25	24	18	48	42		67		90
Other written premiums			(21)	(5)	(6)	(6)	(7)	(6)	(26)	(13)		(19)		(25)
Reported written premiums – statutory*			$210	$173	$183	$208	$204	$155	$383	$359		$567		$750
Unearned premium change			(30)	17	3	(26)	(25)	19	(13)	(6)		(32)		(29)
Earned premiums			$180	$190	$186	$182	$179	$174	$370	$353		$535		$721
Year over year change %
Agency renewal written premiums			10%	9%	8%	7%	6%	4%	9%	5%		6%		7%
Agency new business written premiums			8	22	15	19	26	29	14	24		22		20
Other written premiums			(200)	17	0	25	(40)	0	(100)	0		10		4
Reported written premiums – statutory*			3	12	10	9	7	7	7	7		8		9
Paid losses and loss expenses
Losses paid			$229	$109	$116	$128	$114	$103	$338	$217		$345		$461
Loss expenses paid			18	15	17	17	14	17	33	30		48		65
Loss and loss expenses paid			$247	$124	$133	$145	$128	$120	$371	$247		$393		$526
Statutory combined ratio
Loss ratio			135.7%	64.9%	60.5%	63.2%	82.4%	55.3%	99.3%	69.0%		67.0%		65.4%
Allocated loss expense ratio			3.0	2.3	2.5	1.9	2.0	1.9	2.6	2.0		1.9		2.1
Unallocated loss expense ratio			10.7	6.9	6.9	7.2	6.7	7.2	8.8	6.9		7.1		6.9
Net underwriting expense ratio			29.0	30.3	32.6	28.4	30.1	42.1	29.5	35.3		32.8		32.7
Statutory combined ratio			178.4%	104.4%	102.5%	100.7%	121.2%	106.5%	140.2%	113.2%		108.8%		107.1%
Contribution from catastrophe losses			73.4	7.4	(0.3)	6.0	23.8	3.0	39.4	13.6		11.0		8.1
Statutory combined ratio excluding catastrophe losses			105.0%	97.0%	102.8%	94.7%	97.4%	103.5%	100.8%	99.6%		97.8%		99.0%
Commission expense ratio			18.7%	17.9%	21.7%	17.1%	18.1%	22.4%	18.3%	20.0%		19.0%		19.6%
Other expense ratio			10.3	12.4	10.9	11.3	12.0	19.7	11.2	15.3		13.8		13.1
Statutory expense ratio			29.0%	30.3%	32.6%	28.4%	30.1%	42.1%	29.5%	35.3%		32.8%		32.7%
GAAP combined ratio
GAAP combined ratio			179.2%	101.4%	101.9%	103.4%	123.4%	102.5%	139.2%	113.1%		109.8%		107.7%
Contribution from catastrophe losses			73.4	7.4	(0.3)	6.0	23.8	3.0	39.4	13.6		11.0		8.1
GAAP combined ratio excluding catastrophe losses			105.8%	94.0%	102.2%	97.4%	99.6%	99.5%	99.8%	99.5%		98.8%		99.6%
*
Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

*	nm - Not meaningful
*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Second-Quarter 2011 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/11	9/30/11	6/30/11	3/31/11	12/31/10	9/30/10	6/30/10	3/31/10	6/30/11	6/30/10	9/30/11	9/30/10	12/31/11	12/31/10
Premiums
Agency renewal written premiums			$12	$10	$8	$9	$6	$6	$22	$12		$21		$29
Agency new business written premiums			10	9	8	9	9	8	19	17		27		35
Other written premiums			(1)	(1)	(1)	(2)	(2)	(1)	(2)	(3)		(5)		(6)
Reported written premiums – statutory*			$21	$18	$15	$16	$13	$13	$39	$26		$43		$58
Unearned premium change			(4)	(3)	(1)	(3)	(2)	(2)	(7)	(4)		(8)		(9)
Earned premiums			$17	$15	$14	$13	$11	$11	$32	$22		$35		$49
Year over year change %
Agency renewal written premiums			100%	67%	100%	200%	200%	500%	83%	500%		320%		190%
Agency new business written premiums			11	13	14	0	13	14	12	13		8		9
Other written premiums			50	0	0	nm	nm	0	33	nm		(400)		(100)
Reported written premiums – statutory*			62	38	50	33	30	86	50	53		48		49
Paid losses and loss expenses
Losses paid			$4	$4	$1	$3	$1	$1	$8	$2		$5		$6
Loss expenses paid			1	1	1	1	0	0	2	1		2		2
Loss and loss expenses paid			$5	$5	$2	$4	$1	$1	$10	$3		$7		$8
Statutory combined ratio
Loss ratio			49.6%	77.6%	20.8%	72.3%	81.5%	65.4%	62.8%	73.5%		73.1%		58.1%
Allocated loss expense ratio			(12.8)	19.1	16.1	23.5	20.4	21.0	2.2	20.7		21.8		20.1
Unallocated loss expense ratio			4.7	6.1	2.7	7.9	6.5	5.1	5.3	5.8		6.5		5.5
Net underwriting expense ratio			31.6	27.6	39.0	30.8	33.5	38.5	29.8	35.8		33.9		35.2
Statutory combined ratio			73.1%	130.4%	78.6%	134.5%	141.9%	130.0%	100.1%	135.8%		135.3%		118.9%
Contribution from catastrophe losses			4.4	2.8	(0.1)	4.6	5.6	0.0	3.6	2.7		1.7		1.2
Statutory combined ratio excluding catastrophe losses			68.7%	127.6%	78.7%	129.9%	136.3%	130.0%	96.5%	133.1%		133.6%		117.7%
Commission expense ratio			24.5%	22.2%	30.7%	27.0%	26.0%	28.2%	23.5%	27.0%		27.0%		27.9%
Other expense ratio			7.1	5.4	8.3	3.8	7.5	10.3	6.3	8.8		6.9		7.3
Statutory expense ratio			31.6%	27.6%	39.0%	30.8%	33.5%	38.5%	29.8%	35.8%		33.9%		35.2%
GAAP combined ratio
GAAP combined ratio			74.7%	133.0%	75.3%	129.8%	137.5%	127.1%	102.1%	132.4%		131.4%		115.4%
Contribution from catastrophe losses			4.4	2.8	(0.1)	4.6	5.6	0.0	3.6	2.7		1.7		1.2
GAAP combined ratio excluding catastrophe losses			70.3%	130.2%	75.4%	125.2%	131.9%	127.1%	98.5%	129.7%		129.7%		114.2%
*
Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

*	nm - Not meaningful
*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
*	Statutory data does not include CSU Producers Resources Inc.

CINF Second-Quarter 2011 Supplemental Financial Data

The Cincinnati Life Insurance Company
Statutory Statements of Income

	For the Three Months Ended June 30,				For the Six Months Ended June 30,
(Dollars in millions)	2011	2010	Change	% Change	2011	2010	Change	% Change

Net premiums written	$75	$93	$(18)	(19)	$177	$198	$(21)	(11)
Net investment income	35	34	1	3	70	67	3	4
Amortization of interest maintenance reserve	-	(1)	1	nm	-	(1)	1	nm
Commissions and expense allowances on reinsurance ceded	1	2	(1)	(50)	3	3	-	nm
Income from fees associated with Separate Accounts	1	1	-	nm	1	1	-	nm
Total revenues	$112	$129	$(17)	(13)	$251	$268	$(17)	(6)

Death benefits and matured endowments	$14	$13	$1	8	$30	$26	$4	15
Annuity benefits	12	8	4	50	26	18	8	44
Disability benefits and benefits under accident and health contracts	-	1	(1)	nm	-	1	(1)	nm
Surrender benefits and group conversions	6	5	1	20	12	11	1	9
Interest and adjustments on deposit-type contract funds	3	3	-	nm	5	5	-	nm
Increase in aggregate reserves for life and accident and health contracts	58	78	(20)	(26)	135	162	(27)	(17)
Payments on supplementary contracts with life contingencies	-	-	-	nm	-	-	-	nm
Total benefit expenses	$93	$108	$(15)	(14)	$208	$223	$(15)	(7)

Commissions	$10	$12	$(2)	(17)	$22	$23	$(1)	(4)
General insurance expenses and taxes	10	9	1	11	21	19	2	11
Increase in loading on deferred and uncollected premiums	(3)	(3)	-	nm	(3)	(4)	1	25
Net transfers from Separate Accounts	-	-	-	-	-	-	-	nm
Other deductions	-	-	-	-	-	-	-	nm
Total operating expenses	$17	$18	$(1)	(6)	$40	$38	$2	5

Federal and foreign income tax benefit	4	1	3	300	12	(3)	15	nm

Net gain from operations before realized capital gains	$(2)	$2	$(4)	nm	$(9)	$10	$(19)	nm

Net realized gains net of capital gains tax	2	-	2	nm	(17)	1	(18)	nm

Net income (loss) (statutory)	$-	$2	$(2)	nm	$(26)	$11	$(37)	nm
*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Second-Quarter 2011 Supplemental Financial Data